-------------------------------------------------------------------------------

                                                        ANNUAL EXHIBIT 99(d) TO
                                                     ANNUAL REPORT ON FORM 10-K
                                                OF GENERAL DYNAMICS CORPORATION
                                                            SEC FILE NO. 1-3671

                             ---------------------

                       SECURITIES AND EXCHANGE COMMISION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM 11-K
                                 ANNUAL REPORT

                           PURSUANT TO SECTION 19(D)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

                 FOR THE FISCAL YEAR ENDED December 31, 1996


A. Full title of the Plan and the address of the Plan, if different from the issuer named below:

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

B. Name of the issuer of the securities held pursuant to the Plan and the address of the principal executive office:

                          GENERAL DYNAMICS CORPORATION
                            3190 FAIRVIEW PARK DRIVE
                       FALLS CHURCH, VIRGINIA 23042-4523

                          GENERAL DYNAMICS CORPORATION

                   INDEX OF FINANCIAL STATEMENTS AND EXHIBITS



                                                                  Pages of this
                                                                  Form 11-K

(a)      FINANCIAL STATEMENTS

         Report of Independent Public Accountants                       10

         Statements of Net Assets Available for Benefits,
         December 31, 1996 and 1995                                   11-12

         Statement of Changes in Net Assets Available for Benefits,
         Fiscal Year Ended December 31, 1996                            13

         Notes to Financial Statements                                14-16

         Schedule I - Combined Statement of Investments
         in Master Trust Funds                                        17-37

(b)      SIGNATURE                                                      7

(c)      EXHIBITS

         Consent of Independent Public Accountants                      8

                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Plan Administrator has caused this Annual Report to be signed by the undersigned thereunto duly authorized.



                               GENERAL DYNAMICS CORPORATION
                               As Plan Administrator of the General Dynamics Corporation Savings and Stock Investment Plan


                               By  /s/  P. A. Hesse
                                   ----------------
                                        P. A. Hesse
                                        Secretary


June 17, 1997

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into General Dynamics Corporation's previously filed Registration Statement on Form S-8, File No. 2-23904.



                                                  By  /s/  Arthur Andersen LLP
                                                      ------------------------
                                                      Arthur Andersen LLP

Washington, D.C.
June 17, 1997

                         GENERAL DYNAMICS CORPORATION
                      SAVINGS AND STOCK INVESTMENT PLAN

                             FINANCIAL STATEMENTS
                       AS OF DECEMBER 31, 1996 AND 1995
                        TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To General Dynamics Corporation:

We have audited the accompanying statements of net assets available for benefits of the General Dynamics Corporation Savings and Stock Investment Plan as of December 31, 1996 and 1995, and the related statement of changes in net assets available for benefits for the year ended December 31, 1996. These financial statements and the schedule referred to below are the responsibility of the Plan Administrator. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the General Dynamics Corporation Savings and Stock Investment Plan as of December 31, 1996 and 1995, and the changes in its net assets available for benefits for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The Combined Statement of Investments in Master Trust Funds (Schedule I), is presented for the purpose of additional analysis and is not a required part of the basic financial statement but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statements of net assets available for benefits and the statement of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for benefits and changes in net assets available for benefits of each fund. The supplemental schedule and Fund Information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Washington, D.C.                                        Arthur Andersen LLP

June 17, 1997

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
                            AS OF DECEMBER 31, 1996


                                                                                                 FUNDS
                                                                                    -------------------------------
                                                                                       COMPANY          GOVERNMENT
                                                                     TOTAL              STOCK             BONDS
                                                                --------------      ------------        -----------

ASSETS:
     Investment in common stock of
       General Dynamics Corporation,
       at market value - 5,236,392 shares
       (Cost $146,741,199)-
         Participant-directed                                     $237,696,980      $237,696,980       $          -
         Non-participant-directed                                  132,777,759       132,777,759                  -
     Investments in securities of unaffiliated issuers,
       at market value
         U.S. Government bonds
           (Cost $98,896,305)                                       97,703,893                 -         97,703,893
         Other securities (Cost $322,357,407)                      372,537,084                 -                  -
     Guaranteed investment contracts, at fair value (Cost
       $1,208,000,753)                                           1,255,348,014                 -                  -
     Loans receivable (payable)                                     15,130,746           110,992              1,313
     Amounts receivable from (payable to) General
       Dynamics Corporation                                            (18,232)          (30,519)            (1,656)
                                                                --------------      ------------        -----------
                  Total Assets                                   2,111,176,244       370,555,212         97,703,550
                                                                --------------      ------------        -----------

LIABILITIES:
     Fund transfers                                                     (3,008)        2,205,381            659,735
     Administrative fees payable                                       189,656            17,557              4,553
     Loans payable (receivable)                                              -            51,587             91,693
                                                                --------------      ------------        -----------
                  Total Liabilities                                    186,648         2,274,525            755,981
                                                                --------------      ------------        -----------
     Net Assets Available for Benefits                          $2,110,989,596      $368,280,687        $96,947,569
                                                                ==============      ============        ===========

                                                                                                 FUNDS
                                                                 --------------------------------------------------------------
                                                                  DIVERSIFIED         FIXED            SPECIAL
                                                                   PORTFOLIO         INCOME         DISTRIBUTION         LOAN
                                                                 ------------    --------------     ------------    -----------

ASSETS:
     Investment in common stock of
       General Dynamics Corporation,
       at market value - 5,236,392 shares
       (Cost $146,741,199)-
         Participant-directed                                    $          -      $          -    $          -    $          -
         Non-participant-directed                                           -                 -               -               -
     Investments in securities of unaffiliated issuers,
       at market value
         U.S. Government bonds
           (Cost $98,896,305)                                               -                 -               -               -
         Other securities (Cost $322,357,407)                     352,149,275                 -      20,387,809               -
     Guaranteed investment contracts, at fair value (Cost
       $1,208,000,753)                                                            1,255,348,014               -               -
     Loans receivable (payable)                                         9,854            20,273               -      14,988,314
     Amounts receivable from (payable to) General
       Dynamics Corporation                                             4,124             9,819               -               -
                                                                 ------------    --------------     -----------     -----------
                  Total Assets                                    352,163,253     1,255,378,106      20,387,809      14,988,314
                                                                 ------------    --------------     -----------     -----------

LIABILITIES:
     Fund transfers                                                (1,286,389)       (1,686,422)        104,687               -
     Administrative fees payable                                      109,146            55,911           2,489               -
     Loans payable (receivable)                                       191,950           957,773          23,697      (1,316,700)
                                                                 ------------    --------------     -----------     -----------
                  Total Liabilities                                  (985,293)         (672,738)        130,873      (1,316,700)
                                                                 ------------    --------------     -----------     -----------
     Net Assets Available for Benefits                           $353,148,546    $1,256,050,844     $20,256,936     $16,305,014
                                                                 ============    ==============     ===========     ===========


  The accompanying notes are an integral part of these financial statements.

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN


                 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
                            AS OF DECEMBER 31, 1995

                                                                                                   FUNDS
                                                                                    --------------------------------
                                                                                       COMPANY          GOVERNMENT
                                                                     TOTAL              STOCK              BONDS
                                                                --------------      ------------        ------------

ASSETS:
     Investment in common stock of
       General Dynamics Corporation,
       at market value - 5,454,175 shares
       (Cost $140,443,105)-
         Participant-directed                                     $191,226,070      $191,226,070        $          -
         Non-participant-directed                                  131,252,015       131,252,015                   -
     Investments in securities of unaffiliated issuers,
       at market value
         U.S. Government bonds
           (Cost $112,186,744)                                     111,397,508                 -         111,397,508
         Other securities (Cost $310,399,422)                      343,097,590                 -                   -
     Guaranteed investment contracts, at fair value (Cost
       $1,267,924,294)                                           1,348,372,519                 -                   -
     Loans receivable (payable)                                     19,381,252           435,692             (42,175)
     Amounts receivable from (payable to) General
       Dynamics Corporation                                            184,227           195,130               4,495
                                                                --------------      ------------        ------------
                  Total Assets                                   2,144,911,181       323,108,907         111,359,828
                                                                --------------      ------------        ------------


LIABILITIES:
     Fund transfers                                                          -         2,607,321           1,332,952
     Administrative fees payable                                       267,727            31,024              15,528
     Loans payable (receivable)                                              -           103,123              76,666
                                                                --------------      ------------        ------------
                  Total Liabilities                                    267,727         2,741,468           1,425,146
                                                                --------------      ------------        ------------
     Net Assets Available for Benefits                          $2,144,643,454      $320,367,439        $109,934,682
                                                                ==============      ============        ============

                                                                                             FUNDS
                                                            ---------------------------------------------------------------------
                                                            DIVERSIFIED            FIXED              SPECIAL
                                                             PORTFOLIO            INCOME           DISTRIBUTION           LOAN
                                                            ------------       --------------      ------------       -----------

ASSETS:
     Investment in common stock of
       General Dynamics Corporation,
       at market value - 5,454,175 shares
       (Cost $140,443,105)-
         Participant-directed                               $          -         $          -      $          -      $          -
         Non-participant-directed                                      -                    -                 -                 -
     Investments in securities of unaffiliated issuers,
       at market value
         U.S. Government bonds
           (Cost $112,186,744)                                         -                    -                 -                 -
         Other securities (Cost $310,399,422)                320,488,543                    -        22,609,047                 -
     Guaranteed investment contracts, at fair value (Cost
       $1,267,924,294)                                                 -        1,348,372,519                 -                 -
     Loans receivable (payable)                                 (163,176)             (49,847)                -        19,200,758
     Amounts receivable from (payable to) General
       Dynamics Corporation                                       10,577              (25,975)                -                 -
                                                            ------------       --------------       -----------       -----------
                  Total Assets                               320,335,944        1,348,296,697        22,609,047        19,200,758
                                                            ------------       --------------       -----------       -----------


LIABILITIES:
     Fund transfers                                             (846,478)          (3,431,919)          338,124                 -
     Administrative fees payable                                  90,404              128,055             2,716                 -
     Loans payable (receivable)                                  258,243              811,757            14,411        (1,264,200)
                                                            ------------       --------------       -----------       -----------
                  Total Liabilities                             (497,831)          (2,492,107)          355,251        (1,264,200)
                                                            ------------       --------------       -----------       -----------
     Net Assets Available for Benefits                      $320,833,775       $1,350,788,804       $22,253,796       $20,464,958
                                                            ============       ==============       ===========       ===========



  The accompanying notes are an integral part of these financial statements.

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN


           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                      FOR THE YEAR ENDED DECEMBER 31, 1996




                                                                                                  FUNDS
                                                                            ----------------------------------------------------
                                                                                     COMPANY STOCK
                                                                            ------------------------------
                                                                                                   NON-
                                                                            PARTICIPANT-       PARTICIPANT-          GOVERNMENT
                                                             TOTAL            DIRECTED           DIRECTED               BONDS
                                                        --------------      ------------       ------------         -----------

INVESTMENT INCOME-
     Dividends                                          $   14,597,595      $  5,661,129       $  2,840,438        $          -
     Interest                                              105,178,820            57,920             29,061           6,321,944
                                                        --------------      ------------       ------------        ------------
                                                           119,776,415         5,719,049          2,869,499           6,321,944

ADD (DEDUCT)-

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 ASSETS                                                     94,582,108        40,252,124         20,196,270          (1,335,702)

ROLLOVER CONTRIBUTIONS                                         288,657            38,006                  -               9,368

DEPOSITS BY PARTICIPANTS                                    22,936,791        13,858,616                  -             673,579

CONTRIBUTIONS BY GENERAL DYNAMICS
 CORPORATION                                                16,066,335          (156,233)        16,226,043                 (35)

LOAN REPAYMENTS                                              1,285,711         5,823,226                  -             406,762

LOANS ISSUED                                                         -          (352,796)                 -            (435,911)

TRANSFER BETWEEN INVESTMENT FUNDS                                3,008        (8,725,212)                 -          (2,406,941)

DISTRIBUTIONS TO WITHDRAWN PARTICIPANTS
                                                          (286,367,810)      (31,574,862)       (16,023,394)        (16,128,403)

PLAN EXPENSES                                               (2,225,073)         (237,088)                 -             (91,774)
                                                        --------------      ------------       ------------        ------------
                  Net increase (decrease)                  (33,653,858)       24,644,830         23,268,418         (12,987,113)


NET ASSETS AVAILABLE FOR BENEFITS:
     Beginning of year                                   2,144,643,454       186,777,430        133,590,009         109,934,682
                                                        --------------      ------------       ------------        ------------
     End of year                                        $2,110,989,596      $211,422,260       $156,858,427        $ 96,947,569
                                                        ==============      ============       ============        ============

                                                                                      FUNDS
                                                     -----------------------------------------------------------------------



                                                      DIVERSIFIED           FIXED              SPECIAL
                                                       PORTFOLIO            INCOME          DISTRIBUTION             LOAN
                                                     ------------       --------------      ------------         -----------

INVESTMENT INCOME-
     Dividends                                       $  6,096,028       $            -       $         -         $         -
     Interest                                             430,519           97,202,028         1,137,348                   -
                                                     ------------       --------------       -----------         -----------
                                                        6,526,547           97,202,028         1,137,348                   -

ADD (DEDUCT)-

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 ASSETS                                                67,320,291          (31,850,875)                -                   -

ROLLOVER CONTRIBUTIONS                                    154,487               86,796                 -                   -

DEPOSITS BY PARTICIPANTS                                2,536,303            5,868,293                 -                   -

CONTRIBUTIONS BY GENERAL DYNAMICS
 CORPORATION                                                 (461)              (1,785)           (1,194)                  -

LOAN REPAYMENTS                                         1,217,398            3,461,754                 -          (9,623,429)

LOANS ISSUED                                           (1,719,720)          (5,295,242)         (117,131)          7,920,800

TRANSFER BETWEEN INVESTMENT FUNDS                       2,715,964            9,084,160          (664,963)                  -

DISTRIBUTIONS TO WITHDRAWN PARTICIPANTS
                                                      (45,468,700)        (172,382,765)       (2,332,371)         (2,457,315)

PLAN EXPENSES                                            (967,338)            (910,324)          (18,549)                  -
                                                     ------------       --------------       -----------         -----------
                  Net increase (decrease)              32,314,771          (94,737,960)       (1,996,860)         (4,159,944)


NET ASSETS AVAILABLE FOR BENEFITS:
     Beginning of year                                320,833,775        1,350,788,804        22,253,796          20,464,958
                                                     ------------       --------------       -----------         -----------
     End of year                                     $353,148,546       $1,256,050,844       $20,256,936         $16,305,014
                                                     ============       ==============       ===========         ===========


   The accompanying notes are an integral part of these financial statements.
                                     -13-

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN


                         NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1996 AND 1995



1. The General Dynamics Corporation Savings and Stock Investment Plan (the "Plan") is a contributory defined contribution plan covering eligible salaried employees of General Dynamics Corporation (the "Company") that have completed one year of continuous service. The following is a brief description of the Plan provided for general information purposes. Participants should refer to the Plan agreement for more complete information. A member may contribute from 2% to 10% of the first $25,000 of base earnings and 2% - 6% of base earnings in excess of $25,000. In addition, non-highly compensated members, as determined by the Plan Administrator, may also contribute another 1% - 4% of base salary on an unmatched basis. Each member shall direct his contributions to be invested in accordance with one of the following options:

     1) 33-1/3% Government Bonds Fund, 33-1/3% Diversified Portfolio Fund and 33-1/3% Company Stock Fund,

     2)   33-1/3% Government Bonds Fund and 66-2/3% Company Stock Fund,

     3)   33-1/3% Government Bonds Fund and 66-2/3% Diversified Portfolio Fund,

     4)   100% Government Bonds Fund,

     5)   33-1/3% Fixed Income Fund and 66-2/3% Diversified Portfolio Fund,

     6)   33-1/3% Fixed Income Fund and 66-2/3% Company Stock Fund,

     7)   100% Fixed Income Fund, or

     8)   100% Company Stock Fund.

     All Company matching contributions to the Plan are invested in Company common stock. Options 1 through 7 receive a 50 percent Company matching contribution in Company common stock. Option 8 participants receive a higher Company matching contribution of 100 percent. Contributions invested in the Company Stock Fund must be maintained in that fund for 5 years before becoming eligible for transfer to any other fund. All Company matching contributions to the Plan are classified as non-participant-directed investments in the financial statements. Participant contributions to the Company Stock Fund are reflected as participant-directed investments. With the exception of the Company Stock Fund, all other investment funds are completely participant-directed.

     The Plan provides that any special distributions payable with respect to Company Stock allocated to participant accounts would be credited to the participants in the Special Distribution Fund rather than being automatically reinvested in additional shares of Company Stock. Participants are entitled to transfer amounts credited to their accounts in the Special Distribution Fund to other investment funds. Special distributions include all proceeds received from tenders or sales of Company Stock and other distributions, except regular quarterly dividends which would continue to be invested in Company Stock. Funds credited to these accounts in the Special Distribution Fund are invested in high quality securities.

     In addition, the Plan was amended to permit participants who have shares of Company Stock allocated to their accounts to direct the trustee with respect to tender of shares pursuant to any Company Stock repurchase program or tender offer. Any proceeds realized from such share repurchase will be treated as a Special Distribution.

     Plan members are allowed to elect one fund transfer per calendar year. Participants may transfer both their contributions and the Company's contributions invested in any fund to any other investment fund, except as follows:

          -    transfers may not be made from the Fixed Income Fund,

          - funds may not be transferred into and out of the same investment fund during a transfer, and

          - all investments in Company common stock must be held for five plan years before they may be transferred.


     The Plan permits active participants and employed inactive participants to borrow up to 50% of the vested amount in their accounts (as limited by the Plan) and to repay the loan by regular payroll deductions over a period of up to five years.

2. According to the Plan Document, the five plan funds may hold the following types of investments:

     a) Government Bonds Fund - includes only direct obligations of the United States Government and its agencies or obligations guaranteed as to the payment of interest and principal by the United States Government and may also include other investments of a short-term nature as provided in the trust agreement.

     b) Diversified Portfolio Fund - includes only common or capital stocks of issuers other than the Company, bonds or debentures or preferred stocks convertible into common or capital stocks of issuers other than the Company, and other similar types of equity investments, and may also include other investments of a short-term nature as provided in the trust agreement.

     c)   Company Stock Fund - includes only common stock of the Company.

     d) Fixed Income Fund - includes investments in fixed income and other investment contracts with insurance companies designated by the Company and may also include other investments of a short-term nature as provided in the trust agreement.

     e) Special Distribution Fund - includes obligations issued or fully guaranteed as to payment of principal and interest by the United States of America or its agencies, high quality commercial paper, certificates of deposit, short-term investment vehicles or any high quality securities selected by the Company or any investment manager of the fund.

     All of the above Funds may hold a small cash balance for purpose of liquidity and expense control.

     During June 1997, the Company extended the investment options for plan participants. Two of the options offered in 1996 will remain available to participants: the Company Stock Fund and the Fixed Income Fund. The new options include: Bond Index Fund, Balanced Fund, S&P 500 Stock Index Fund, International Index Fund and Small Cap Index Fund. These investment options will offer participants the opportunity to invest in a broader range of the risk/return spectrum for actively traded securities. Description of the new options include:

          a) Bond Index Fund - Includes investments in government, mortgage-backed and asset-backed securities. The Fund also invests in high quality bonds.

          b) Balanced Fund - The Fund is mixed portfolio of commingled stocks and bond funds. The Fund is made up of international equities, U.S. large cap equities, fixed income securities, U.S. small cap equities, and a small cash balance.

          c) S&P 500 Stock Index Fund - The Fund invests in 500 U.S. common stocks constructed by Standard & Poor's. It may also hold 2%-5% of its value in S&P 500 futures contracts.

          d) International Index Fund - The Fund invests in over 1,000 stocks in major markets outside the United States and Canada. Investments are made in all stocks in the MSCI EAFE Index in approximate proportion to the weighing in the Index.

          e) Small Cap Index Fund - The Fund invests in all 2,0000 stocks in the Russell 2000 Index in proportion to their weighing in the Index. The Russell Index represents the smallest two-thirds of the 3,000 largest U.S. companies.


3. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of additions and deductions from net assets available for benefits during the reporting period. Actual results could differ from those estimates.

4. The accompanying financial statements are prepared on the accrual basis of accounting.

5. The Company has received a determination from the Internal Revenue Service that the Plan, including all amendments through June 20, 1994, is a qualified profit sharing plan under Section 401 (a) of the Internal Revenue Code. The trust formed thereunder is exempt from Federal income tax under Section 501 (a). The plan administrator and plan's tax counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, they believe that the Plan was qualified and the related trust was tax exempt as of the financial statement date.

6. In the event the Plan is terminated, each member will automatically be vested in the undistributed Company contributions. Each member will receive payments based on the specific dollar amounts and shares of company stock in his account.

7. The assets of the Plan are combined in a Master Trust Fund for investment purposes, with the assets of the General Dynamics Hourly Employees Savings and Stock Investment Plan. The value shown in the accompanying financial statements represents the Plan's proportionate interest in the reported fair value of the assets in the Master Trust Fund. Investment income and net realized and unrealized gains or losses are allocated to the respective plans based on their proportionate interest, at market value, in the Master Trust Fund.

     Administrative expenses are primarily paid by the Plan although certain administrative functions are performed by employees of the Company. Although no costs were reimbursed by the Company in 1996, the Plan document provides that these costs may be reimbursed by the Company.

8. In accordance with generally accepted accounting principles, amounts allocated to accounts of participants who have elected to withdraw from the Plan but have not yet been paid as of year end are not reported as liabilities on the Statements of Net Assets Available for Benefits. However, the Department of Labor requires that these amounts be reported as liabilities on Form 5500. At December 31, 1996 and 1995, amounts payable on withdrawals and distributions were $30,544,627 and $37,466,541, respectively. In addition, on the Statement of Changes in Net Assets Available for Benefits, 1996 distributions to withdrawn participants would have been $279,445,896 instead of $286,367,810 if the December 31 amounts payable on withdrawals and distributions had been included.

9. Most investments held by the Plan are recorded at quoted market value as stated on public exchanges as of December 31, 1996 and 1995. The Company values its guaranteed investment contracts in accordance with AICPA Statement of Position No. 94-4, "Reporting of Investment Contracts Held by Health and Welfare Benefit Plans and Defined Contribution Pension Plans." The statement requires that investment contracts be reported at fair value at either the quoted market price from reliable third-party evidence or determined by discounting the future cash flows by an appropriate discount rate. Previously, the Plan accounted for these investments at contract value. The effects of recognizing the fair values based on the discounted cash flow method resulted in a net realized and unrealized loss of approximately $27 million during 1996 and a gain of approximately $74 million in 1995.

                                                                     SCHEDULE I



                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN



                      COMBINED STATEMENT OF INVESTMENTS IN
                               MASTER TRUST FUNDS


                            AS OF DECEMBER 31, 1996

                                                                     SCHEDULE I
                                                                   PAGE 1 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN


                               COMPANY STOCK FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------

COMPANY STOCK FUND:
    Investment in common stock of
         General Dynamics Corporation                                5,923,123    $      168,743,683    $      419,069,977
                                                                                  ===================   ==================

    PROPORTIONATE INTEREST                                           5,236,392    $      146,741,199    $      370,474,739
                                                                                  ===================   ==================



LOANS RECEIVABLE (prime rate, December 31, 1996-8.25%)                  N/A       $       16,401,791    $       16,401,791
                                                                                  ===================   ==================

    PROPORTIONATE INTEREST                                              N/A       $       15,130,746    $       15,130,746
                                                                                  ===================   ==================

                                                                     SCHEDULE I
                                                                   PAGE 2 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN


                             GOVERNMENT BONDS FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------

GOVERNMENT BONDS FUND:
    U.S. Treasury Notes
         U.S. Treasury Notes 5.875% due April 30, 1998                     30,000,000   $    30,103,125   $    30,046,800
         U.S. Treasury Notes 4.75% due August 31, 1998                     26,600,000        25,877,533        26,147,002
         U.S. Treasury Notes 4.75% due October 31, 1998                     3,400,000         3,337,313         3,335,196
         U.S. Treasury Notes 5.875% due October 31, 1998                   30,000,000        30,024,937        29,995,200
         U.S. Treasury Notes 5.50% due November 15, 1998                   30,000,000        29,948,438        29,798,400
         U.S. Treasury Notes 8.875% due November 15, 1998                  30,000,000        31,589,063        31,565,700
         U.S. Treasury Notes 7.50% due October 31, 1999                    12,100,000        12,565,092        12,549,999
                                                                                        ----------------  ----------------
              Total U.S. Treasury Notes                                                     163,445,501       163,438,297
                                                                                        ----------------  ----------------

    Temporary Investments
         The Northern Trust Company
              Collective Short-Term Investment Fund                           548,050           548,050           548,050
    Income Receivable                                                                         2,606,926         2,606,926
                                                                                        ----------------  ----------------
TOTAL GOVERNMENT BONDS FUND                                                             $   166,600,477   $   166,593,273
                                                                                        ================  ================

PROPORTIONATE INTEREST                                                                  $    98,896,305   $    97,703,893
                                                                                        ================  ================

                                                                     SCHEDULE I
                                                                   PAGE 3 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996

                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------

COMMON STOCKS:
Aerospace:
    Allied Signal Incorporated                                                 20,800   $       664,108   $     1,393,600
    Boeing Company                                                             42,200         3,560,371         4,494,300
    Coltec Industries Incorporated                                              2,200            39,994            41,525
    Lockheed Martin Corporation                                                14,300         1,083,329         1,308,450
    McDonnell Douglas Corporation                                              18,300           744,471         1,200,937
    Northrop Gruman Corporation                                                 2,300           164,356           190,325
    Precision Castparts Corporation                                               100             4,934             4,963
    Raytheon Company                                                            5,200           116,862           250,250
    Sundstrand Corporation                                                      1,000            38,040            42,500
    Textron, Incorporated                                                       4,000           326,794           377,000
    United Technologies Corporation                                            30,000         1,781,555         1,987,500
                                                                                        ----------------  ----------------

                                                                   Total                      8,524,814        11,291,350
                                                                                        ----------------  ----------------

Airlines:
    AMR Corporation                                                             2,900           250,091           255,563
    KLM Royal Dutch Airlines                                                   77,615         2,373,917         2,163,517
    Northwest Airlines Corporation                                            100,800         3,388,771         3,943,800
    Southwest Airlines Corporation                                              4,600           128,522           101,200
    UAL Corporation                                                            92,800         2,689,490         5,800,000
    U.S. Air Group                                                              4,000            82,540            93,500
                                                                                        ----------------  ----------------

                                                                   Total                      8,913,331        12,357,580
                                                                                        ----------------  ----------------

Automotive:
    Arvin Industries, Incorporated                                             25,000           593,475           618,750
    Chrysler Corporation                                                      161,300         5,159,221         5,322,900
    Ford Motor Company                                                         35,900         1,022,744         1,157,774
    General Motors Corporation                                                 64,400         3,241,310         3,590,300
    General Motors Corporation, Class H                                        21,000         1,158,997         1,181,250
    Illinois Tool Works Incorporated                                            1,000            71,665            79,875
    Lear Corporation                                                            1,900            64,876            64,838
    Modine Manufacturing Company                                                1,700            46,137            45,475
    Snap-On Incorporated                                                        2,000            62,140            71,250
                                                                                        ----------------  ----------------

                                                                   Total                     11,420,565        12,132,412
                                                                                        ----------------  ----------------

                                                                     SCHEDULE I
                                                                   PAGE 4 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------

Building:
    Centex Corporation                                                       25,000     $      822,671    $       940,625
    Fleetwood Enterprises, Incorporated                                      12,000            392,415            330,000
    Johnson Controls, Incorporated                                            4,100            287,600            339,787
    Louisiana-Pacific Corporation                                             5,100            118,881            107,738
    Owens Corning                                                             3,800            155,633            161,975
    USG Corporation                                                           2,300             60,326             77,913
                                                                                      -----------------   ----------------

                                                                 Total                       1,837,526          1,958,038
                                                                                      -----------------   ----------------

Chemicals:
    Air Products and Chemicals, Incorporated                                  3,500            197,960            241,937
    Albermarle Corporation                                                    3,700             65,153             67,063
    Avery Dennison Corporation                                               18,000            537,590            636,750
    Crompton & Knowles Corporation                                            2,400             37,944             46,200
    Dow Chemical Company                                                     29,400          2,412,080          2,304,225
    DuPont, (E.I) DeNemours & Company                                        39,900          2,919,457          3,755,587
    Eastman Kodak Company                                                    10,000            730,274            802,500
    Ecolab Incorporated                                                       2,100             68,368             79,013
    Georgia Gulf Corporation                                                  1,100             33,341             29,563
    Lyondell Petrochemical Company                                            2,600             62,881             57,525
    Monsanto Company                                                          2,000             83,030             77,750
    Praxair Incorporated                                                      1,000             47,135             46,125
    Rohm & Haas Company                                                      11,000            758,335            897,875
    Tyco International Limited                                               24,700          1,027,780          1,306,012
    Union Carbide Corporation                                                 4,800            206,112            196,200
    Wellman Incorporated                                                      1,400             36,496             23,975
                                                                                      -----------------   ----------------

                                                                 Total                       9,223,936         10,568,300
                                                                                      -----------------   ----------------

                                                                     SCHEDULE I
                                                                   PAGE 5 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------

Consumer Goods:
    ADR Unilever NV                                                          15,500     $    2,394,161    $     2,716,375
    Anheuser-Busch Companies Incorporated                                     8,300            316,896            332,000
    Avon Products, Incorporated                                              17,100            816,160            976,838
    Black & Decker Corporation                                                6,400            225,757            192,800
    Campbell Soup Company                                                    24,100          1,880,521          1,934,024
    Coca Cola Company                                                       107,200          5,258,999          5,641,400
    Colgate-Palmolive Company                                                 3,100            251,796            285,975
    Conagra Incorporated                                                      8,000            372,080            398,000
    CPC International Incorporated                                            5,800            308,593            449,500
    Darden Restaurants Incorporated                                          20,000            172,309            175,000
    Dean Foods Company                                                       10,000            298,850            322,500
    Emerson Electric Company                                                 14,000          1,359,337          1,356,250
    General Electric Company                                                 78,100          5,752,942          7,722,137
    General Mills, Incorporated                                              17,400          1,073,317          1,107,075
    Gillette Company                                                          3,000            165,591            233,250
    Hershey Foods Corporation                                                 3,000            127,902            131,250
    International Flavors & Fragrances Incorporated                           5,200            249,093            234,000
    Kellogg Company                                                           8,900            629,932            584,063
    Maytag Corporation                                                       12,000            253,456            237,000
    McDonalds Corporation                                                     5,700            196,283            258,638
    Nabisco Holdings Corporation                                              3,000            110,465            116,625
    Pepsico, Incorporated                                                   124,200          3,210,397          3,632,850
    Philip Morris Companies Incorporated                                    139,700         10,570,257         15,786,100
    Pioneer Hi-Bred International, Incorporated                               3,000            193,155            210,000
    Procter & Gamble Company                                                 54,700          4,239,327          5,887,087
    Ralston-Ralston Purina Group                                             25,700          1,645,427          1,885,737
    Rubbermaid Incorporated                                                  10,900            256,272            246,613
    Ruby Tuesday Incorporated                                                10,000            200,593            187,500
    Sara Lee Corporation                                                      2,900             94,069            108,025
    Sensormatic Electronics Corporation                                       2,900             51,634             48,575
    TSL Holdings Incorporated                                                   330                  -                  1
    W.W. Grainger, Incorporated                                               2,600            165,835            208,650
    Whirlpool Corporation                                                     5,400            263,253            251,775
                                                                                      -----------------   ----------------

                                                                 Total                      43,104,659         53,857,613
                                                                                      -----------------   ----------------

Energy:
    ADR British Petroleum                                                     2,100            275,772            296,888
    Amerada Hess Corporation                                                  5,000            276,925            289,375
    Amoco Corporation                                                           400             29,174             32,250

                                                                     SCHEDULE I
                                                                   PAGE 6 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------

    Anadarko Petroleum Corporation                                            1,700     $       77,823    $       110,075
    Ashland Incorporated                                                      1,700             59,860             74,588
    Atlantic Richfield Company                                               13,000          1,584,755          1,722,500
    Baker Hughes Incorporated                                                28,900            907,292            997,050
    Burlington Resources Incorporated                                        17,000            889,670            856,375
    Chevron Corporation                                                      36,200          2,115,962          2,353,000
    Cooper Cameron Corporation                                                  700             13,284             53,550
    Dresser Industries Incorporated                                           1,000             29,268             31,000
    Enron Corporation                                                        12,300            391,152            530,437
    Exxon Corporation                                                        63,300          5,408,083          6,203,400
    Halliburton Company                                                       5,000            306,925            301,250
    Input/Output Incorporated                                                 1,300             47,203             24,050
    Kerr-McGee Corporation                                                   10,000            652,600            720,000
    Mobil Corporation                                                        11,600          1,331,783          1,418,100
    Murphy Oil Corporation                                                    8,000            384,455            447,856
    Oryx Energy Company                                                       8,000            161,830            198,000
    Phillips Petroleum Company                                               16,500            691,470            730,125
    Pogo Producing Company                                                      900             30,767             42,525
    Ranger Oil Limited                                                        8,000             66,080             79,000
    Royal Dutch Petroleum Company                                            28,100          3,737,958          4,798,074
    Schlumberger Limited                                                     14,900          1,398,753          1,488,137
    Smith International, Incorporated                                         1,100             32,241             49,363
    Texaco, Incorporated                                                     30,900          2,613,051          3,032,062
    Tidewater, Incorporated                                                   5,000            206,985            226,250
    Tosco Corporation                                                         1,200             61,794             94,950
    Ultramar-Diamond Shamrock Corporation                                     2,000             51,356             63,250
    Union Pacific Resources Group Incorporated                                5,700            124,478            165,300
    Union Tex Pete Holdings Incorporated                                     12,000            226,620            268,500
    Western Atlas Incorporated                                                3,000            198,780            212,625
                                                                                      -----------------   ----------------

                                                                 Total                      24,384,149         27,909,905
                                                                                      -----------------   ----------------

                                                                     SCHEDULE I
                                                                   PAGE 7 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------
Financial Services & Insurance:
    A.G. Edwards Incorporated                                                 2,200      $      52,681     $       73,975
    Advanta Corporation                                                         900             40,611             36,788
    AMBAC Incorporated                                                        7,700            395,421            511,088
    Allstate Corporation                                                     13,000            668,076            752,375
    American General Corporation                                             11,500            427,211            470,063
    American International Group, Incorporated                               35,650          3,329,013          3,859,112
    American Express Company                                                 18,000            969,930          1,017,000
    Banc One Corporation                                                     24,300            916,498          1,044,900
    Bancorporation Hawaii Incorporated                                        5,500            201,374            231,000
    Bank of Boston Corporation                                                1,000             55,727             64,250
    Bankamerica Corporation                                                  27,000          1,881,577          2,693,250
    Barnett Banks Incorporated                                               11,800            458,739            485,275
    Bear Stearns & Companies, Incorporated                                    4,400            101,884            122,650
    Beneficial Corporation                                                    2,000            113,270            126,750
    Boatmen's Bancshares, Incorporated                                        7,300            443,808            470,850
    Case Corporation                                                          5,000            222,491            272,500
    Central Fidelity Banks, Incorporated                                      2,200             50,977             56,650
    Charter One Financial Incorporated                                        1,800             62,548             75,600
    Chubb Corporation                                                        10,400            498,918            559,000
    CIGNA Corporation                                                        15,500          1,885,778          2,117,687
    Citicorp                                                                 47,300          4,115,583          4,871,900
    Comerica, Incorporated                                                   10,000            427,700            523,750
    Contifinancial Corporation                                                1,700             52,031             61,413
    Corestates Financial Corporation                                          8,300            325,596            430,563
    Countrywide Credit Industries, Incorporated                               1,000             27,510             28,625
    Credit Acceptance Corporation                                             1,500             35,425             35,250
    Crestar Financial Corporation                                             1,500             83,009            111,563
    Crown Northcorp Incorporated                                                849                  -                535
    Dean Witter Discover & Company                                           14,100            692,196            934,125
    Dime Bancorp Incorporated                                                 4,000             54,916             59,000
    Equifax Incorporated                                                     10,000            289,350            306,250
    FHLMC                                                                    24,900          1,643,219          2,748,338
    Federal National Mortgage Association                                   138,100          4,149,752          5,196,012
    Finova Group Incorporated                                                   900             44,379             57,825
    First Hawaiian Incorporated                                               1,000             35,217             35,000
    First Chicago NBD Corporation                                            11,800            482,239            634,250
    First of America Bank Corporation                                        13,000            703,005            781,625
    First Tennessee National Corporation                                      2,400             73,332             90,000
    First USA Incorporated                                                    4,600            126,382            159,275
    First Union Corporation                                                  29,700          1,775,971          2,197,800

                                                                     SCHEDULE I
                                                                   PAGE 8 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------
    First Virginia Banks Incorporated                                         1,100      $      44,479    $        52,662
    Firstar Corporation                                                       2,800            123,774            147,000
    Fleet Financial Group Incorporated                                        9,800            401,334            488,775
    General Re Corporation                                                    7,500          1,127,970          1,183,125
    Golden West Financial Corporation                                         2,100            115,829            132,563
    Great Western Financial Corporation                                       4,900            113,268            142,100
    Greenpoint Financial Corporation                                            500             14,280             23,750
    Greentree Financial Corporation                                          17,800            573,593            687,524
    H.F. Ahmanson & Company                                                   4,000             95,276            130,000
    Hormel Foods Corporation                                                 28,000            756,134            752,500
    Household International Incorporated                                     24,600          2,050,656          2,269,350
    ITT Hartford Group Incorporated                                           7,000            318,701            472,500
    J.P. Morgan & Company, Incorporated                                      10,000            858,961            976,250
    Keycorp                                                                  51,000          2,567,539          2,575,500
    Lehman Brothers Holdings Incorporated                                    15,600            385,616            489,450
    Lincoln National Corporation                                              5,500            256,783            288,750
    Loews Corporation                                                         9,000            791,130            848,250
    MBIA Incorporated                                                         2,600            194,221            263,250
    MBNA Corporation                                                        171,200          3,975,670          7,029,900
    MGIC Investment Corporation                                               9,300            660,902            706,800
    Mark Twain Bancshares                                                     2,400            113,338            117,000
    Marsh & McLennan Company's, Incorporated                                  3,000            280,837            312,000
    Mellon Bank Corporation                                                   2,000            135,580            142,000
    Mercantile Bankshares Corporation                                         1,800             47,528             57,600
    Mercury Financial Company                                                 6,200             73,583             75,950
    Merrill Lynch & Company, Incorporated                                    70,600          4,028,466          5,753,900
    Money Store Incorporated                                                  1,900             51,705             52,487
    Morgan Stanley Group Incorporated                                        68,700          3,185,165          3,924,487
    National City Corporation                                                 6,000            247,560            269,250
    NationsBank Corporation                                                  17,500          1,227,889          1,710,624
    Norwest Corporation                                                      50,400          1,330,578          2,192,400
    Ohio Casualty Corporation                                                 2,100             71,528             74,550
    PNC Bank Corporation                                                     12,100            373,869            455,262
    PMI Group Incorporated                                                    1,900            104,667            105,213
    Paine Webber Group Incorporated                                          12,500            292,379            351,563
    Progressive Corporation                                                  15,000            858,969          1,010,625
    Providian Corporation                                                     5,700            224,490            292,837
    Regions Financial Corporation                                             2,200            101,902            113,711
    Republic New York Corporation                                             5,100            334,471            416,288
    Safeco Corporation                                                        5,900            199,050            232,678
    Salomon Incorporated                                                      3,900            167,885            183,788
    Charles Schwab Corporation                                                2,000             49,270             64,000

                                                                     SCHEDULE I
                                                                   PAGE 9 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------

    Signet Banking Corporation                                                2,200     $       63,826    $        67,650
    Southtrust Corporation                                                    3,500             99,791            122,062
    St. Paul Companies, Incorporated                                          5,000            264,213            293,125
    Standard Federal Bancorporation Incorporated                              1,100             42,691             62,563
    TCF Financial Corporation                                                 1,300             42,584             56,550
    Torchmark Corporation                                                     3,300            141,031            166,650
    Transamerica Corporation                                                  4,100            287,485            323,900
    Travelers Group Incorporated                                             26,000            794,330          1,179,750
    U.S. Bancorp                                                             10,000            398,585            449,370
    US Life Corporation                                                       2,100             61,104             69,825
    Union Planters Corporation                                                  800             24,048             31,200
    Wachovia Corporation                                                     10,000            550,662            565,000
    Washington Federal Incorporated                                           1,500             32,050             39,750
    Washington Mutual Incorporated                                            2,600             76,143            112,610
    Wilmington Trust Corporation                                              1,300             43,914             51,350
                                                                                      -----------------   ----------------

                                                                 Total                      59,762,626         75,463,429
                                                                                      -----------------   ----------------

Health Care:
    ADR Astra AB                                                             19,200            377,864            940,800
    Amgen Incorporated                                                       76,300          4,219,882          4,148,812
    Bausch & Lomb, Incorporated                                               4,800            198,286            168,000
    C.R. Bard Incorporated                                                    4,800            146,871            134,400
    Centocor                                                                  5,000            155,050            178,750
    Columbia/HCA Healthcare Corporation                                     161,800          5,190,872          6,593,350
    Health Management Associates Incorporated                                 8,700            196,513            195,750
    Humana Incorporated                                                      15,100            366,167            286,900
    Johnson & Johnson                                                        71,200          3,531,276          3,542,200
    Manor Care, Incorporated                                                  5,300            104,002            143,100
    Medtronic, Incorporated                                                  22,800          1,436,664          1,550,400
    Novacare Incorporated                                                    20,000            185,111            220,000
    Tenet Healthcare Corporation                                             17,700            379,347            387,187
    Transitional Hospitals Corporation                                           21                  -                202
    United Healthcare Corporation                                            29,100          1,373,716          1,309,500
    United States Surgical Corporation                                        9,000            325,626            354,375
    Vencor Incorporated                                                      18,000            567,930            569,250
    Vivra Incorporated                                                        3,800            105,741            104,975
                                                                                      -----------------   ----------------

                                                                 Total                      18,860,918         20,827,951
                                                                                      -----------------   ----------------

                                                                     SCHEDULE I
                                                                  PAGE 10 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------

Leisure Time and Communications:
    Boyd Gaming Corporation                                                   2,700     $       39,869    $        22,275
    Carnival Corporation                                                      8,700            220,352            287,100
    Circus Circus Enterprises Incorporated                                    5,300            175,098            182,187
    Extended Stay American Incorporated                                       2,300             33,925             46,288
    Harrah's Entertainment Incorporated                                       5,300            135,825            105,338
    Hilton Hotels Corporation                                                13,900            367,994            364,875
    ITT Corporation                                                           5,900            258,946            255,913
    International Game Technology                                             6,300             96,341            114,975
    Frontier Corporation                                                      2,100             57,450             47,513
    King World Productions Incorporated                                      27,000            993,127            995,624
    MFS Communications Company                                               20,900          1,043,891          1,139,050
    MGM Grand Incorporated                                                    3,000            109,597            104,625
    Marriott International                                                   18,100            994,047          1,000,024
    Mattel Incorporated                                                      10,000            282,393            277,500
    Mirage Resorts Incorporated                                               7,000            177,246            151,375
    Promus Hotel Corporation                                                  7,000            206,570            207,374
    TCI Satellite Entertainment Incorporated                                  2,300             37,028             22,713
    Telephone Communications Incorporated                                    40,525            846,859          1,157,475
    Telephone Communications Incorporated                                    80,800          1,239,459          1,055,410
    Time Warner Incorporated                                                 18,300            643,709            686,250
    Tribune Company                                                           4,000            332,090            315,500
    Walt Disney Company                                                      78,100          5,058,849          5,447,474
                                                                                      -----------------   ----------------

                                                                 Total                      13,350,665         13,986,858
                                                                                      -----------------   ----------------

Machinery:
    Caterpillar Incorporated                                                 21,900          1,506,045          1,647,974
    Cincinnati Milacron Incorporated                                          1,900             44,764             41,563
    Crane Company                                                             8,000            230,993            232,000
    Cummins Engine Company                                                    6,900            289,167            317,400
    Deere & Company                                                           6,000            251,841            243,000
    Foster Wheeler Corporation                                                2,000             81,473             74,250
    Ingersoll-Rand Company                                                   20,100            886,094            894,450
    PACCAR Incorporated                                                         600             28,998             40,800
    Parker-Hannifin Corporation                                               3,400            135,099            131,750
    Trinova Corporation                                                       1,500             50,153             54,563
                                                                                      -----------------   ----------------

                                                                 Total                       3,504,627          3,677,750
                                                                                      -----------------   ----------------

                                                                      SCHEDULE I
                                                                   PAGE 11 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------
Merchandising:
    Albertson's Incorporated                                                  8,400     $      298,023    $       299,250
    American Greetings Corporation                                           14,000            394,433            397,250
    American Stores Company                                                  17,000            687,844            694,875
    Autozone Incorporated                                                     5,900            159,206            162,250
    Best Buy, Incorporated                                                    1,700             38,989             18,063
    Borders Group Incorporated                                                1,300             45,127             46,638
    Circuit City Stores, Incorporated                                         3,900            117,593            117,487
    Dayton-Hudson Corporation                                                29,000          1,123,450          1,138,250
    Dollar General Corporation                                                5,000            163,800            160,000
    Federated Department Stores Incorporated                                  8,400            278,754            286,650
    Fruit of the Loom                                                         5,100            131,235            193,163
    Gap Incorporated                                                          3,000             91,655             90,375
    General Nutrition Companies                                               3,400             57,879             57,375
    Great Atlantic & Pacific Tea Company, Incorporated                       33,000            981,795          1,051,875
    Home Depot Incorporated                                                  52,000          2,618,233          2,606,500
    Kimberly-Clark Corporation                                               20,000          1,813,212          1,905,000
    K-mart Corporation                                                       10,000            106,802            103,750
    Kohls Corporation                                                        33,500          1,338,924          1,314,874
    J.C. Penney Company, Incorporated                                         9,100            431,545            443,625
    Lands End Incorporated                                                   13,000            344,435            344,500
    Limited Incorporated                                                      9,900            201,918            181,912
    Lowes Companies Incorporated                                             16,000            619,952            570,000
    Neiman Marcus Group Incorporated                                          3,000             93,360             76,500
    Nine West Group Incorporated                                              1,500             56,633             69,563
    Nordstrom, Incorporated                                                   4,600            191,721            163,010
    Safeway Incorporated                                                      4,000            170,048            171,000
    Sears, Roebuck and Company                                              138,200          6,567,875          6,357,200
    Tiffany & Company                                                         7,000            248,570            256,375
    Toys "R" Us, Incorporated                                                26,000            764,443            776,750
    Wal-Mart Stores, Incorporated                                           197,000          5,033,955          4,481,750
    Woolworth Corporation                                                    39,000            821,827            858,000
                                                                                      -----------------   ----------------

                                                                 Total                      25,993,236         25,393,810
                                                                                      -----------------   ----------------

                                                                      SCHEDULE I
                                                                   PAGE 12 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------
Metals:
    Allegheny Teledyne Incorporated                                           8,900     $      179,505    $       204,700
    Aluminum Company of American                                              9,300            541,121            592,875
    Bethlehem Steel Corporation                                               5,800             68,499             51,475
    Coeur D Alene Mines Corporation                                          23,000            365,426            347,875
    Freeport McMoran Cooper & Gold Incorporated                                 700             19,661             19,688
    Inco Limited                                                                600             19,618             19,125
    Inland Steel Industries Incorporated                                      2,600             51,181             52,000
    Nucor Corporation                                                         3,900            195,980            198,900
    Phelps Dodge Corporation                                                  3,400            221,629            229,500
    Reynolds Metals Company                                                   3,500            194,098            197,312
    USX-US Steel Group                                                        6,800            199,221            213,350
    Worthington Industries, Incorporated                                      1,200             23,049             21,750
                                                                                      -----------------   ----------------

                                                                 Total                       2,078,988          2,148,550
                                                                                      -----------------   ----------------

Miscellaneous:
    Anixter International Incorporated                                        1,900             33,002             30,638
    Bemis Company, Incorporated                                               2,000             67,520             73,750
    Caliber Systems Incorporated                                              1,100             38,428             21,175
    Commercial Intertec Corporation                                          11,000            119,623            149,875
    Consolidated Freightways Incorporated                                     1,300             25,260             28,925
    Consolidated Freightways Corporation                                        700              4,441              6,213
    Cooper Industries, Incorporated                                           9,400            399,588            395,974
    Cooper Tire & Rubber Company                                              2,400             58,007             47,400
    Cytec Industries                                                          1,500             38,558             60,938
    Eaton Corporation                                                         3,800            221,578            265,050
    ITT Industries Incorporated                                               4,300             89,425            105,350
    Jacobs Engineering Group, Incorporated                                   10,000            235,725            236,250
    Minnesota Mining and Manufacturing Company                                6,000            393,993            498,000
    Newport News Shipbuilding Incorporated                                    2,300             35,932             34,500
    Rockwell International Corporation                                        8,000            458,698            487,000
    Shaw Industries, Incorporated                                             7,000            107,188             83,125
    Tenneco Incorporated                                                     11,500            501,124            518,938
    UCAR International Incorporated                                             300             10,897             11,288
    V.F. Corporation                                                          2,700            163,457            182,250
    WMX Technology Incorporated                                              37,700          1,254,643          1,225,250
                                                                                      -----------------   ----------------

                                                                 Total                       4,257,087          4,461,889
                                                                                      -----------------   ----------------

                                                                      SCHEDULE I
                                                                   PAGE 13 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------
Office Equipment:
    Amdahl Corporation                                                       20,000     $      219,002    $       242,500
    Apple Computer, Incorporated                                             10,000            249,344            208,750
    Applied Magnetics Corporation                                             4,000            111,160            120,000
    Bay Networks Incorporated                                                 4,100             89,023             86,100
    Compaq Computer Corporation                                              86,800          4,519,199          6,455,750
    Data General Corporation                                                  2,000             29,020             29,000
    Dell Computer Corporation                                                42,200          2,037,691          2,241,875
    EMC Corporation                                                           9,100            180,825            301,437
    Gateway 2000 Incorporated                                                 1,000             50,528             53,562
    Hewlett-Packard Company                                                  89,100          3,901,228          4,477,275
    Honeywell Incorporated                                                    6,000            314,169            394,500
    International Business Machines Corporation                              29,200          3,653,916          4,423,800
    Quantum Corporation                                                       2,200             40,633             62,975
    Sterling Software Incorporated                                            5,000            162,550            158,125
    Sun Microsystems Incorporated                                            44,600          1,124,559          1,145,640
    Tandem Computers, Incorporated                                           14,000            194,390            192,500
                                                                                      -----------------   ----------------

                                                                 Total                      16,877,237         20,593,789
                                                                                      -----------------   ----------------

Pharmaceuticals:
    ALZA Corporation                                                          5,300            138,159            137,138
    American Home Products Corporation                                       27,900          1,306,632          1,635,638
    Biogen Incorporated                                                       4,000            163,074            155,000
    Bristol Myers Squibb Company                                             39,000          3,735,868          4,251,000
    Forest Laboratories, Incorporated                                         2,600            112,395             85,150
    Merck & Company Incorporated                                             90,800          6,073,203          7,229,950
    Pfizer Incorporated                                                      95,600          6,461,815          7,934,800
    Schering-Plough Corporation                                              17,800          1,113,258          1,152,550
    Warner Lambert Company                                                   19,300          1,077,844          1,447,500
    Watson Pharmaceuticals Incorporated                                         400             16,119             17,975
                                                                                      -----------------   ----------------

                                                                 Total                      20,198,367         24,046,701
                                                                                      -----------------   ----------------

                                                                      SCHEDULE I
                                                                   PAGE 14 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------
Printing, Publishing and Paper:
    Boise Cascade Corporation                                                 3,200     $      102,377    $       101,600
    Bowater Incorporated                                                      2,600            102,531             97,825
    Champion International Corporation                                        6,500            287,202            281,125
    James River Corporation                                                   7,000            214,981            231,875
    Longview Fibre Company                                                    7,000            131,320            128,624
    Mead Corporation                                                          3,700            197,167            215,062
    Potlatch Corporation                                                      9,000            365,715            387,000
    Temple Inland Incorporated                                                3,800            185,862            205,675
    Washington Post Company                                                   1,000            322,470            335,124
    Weyerhaeuser Company                                                      3,200            146,252            151,600
                                                                                      -----------------   ----------------

                                                                 Total                       2,055,877          2,135,510
                                                                                      -----------------   ----------------

Railroads:
    Burlington Northern Santa Fe Corporation                                 27,800          2,343,607          2,401,224
    CSX Corporation                                                          10,900            525,928            460,524
    Norfolk Southern Corporation                                             13,500          1,205,986          1,188,000
    Union Pacific Corporation                                                 6,800            259,823            408,850
                                                                                      -----------------   ----------------

                                                                 Total                       4,335,344          4,458,598
                                                                                      -----------------   ----------------

                                                                      SCHEDULE I
                                                                   PAGE 15 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------
Service Industries:
    ADR Reuters Holdings PLC                                                 16,100     $    1,180,844    $     1,231,650
    Cox Communications Incorporated                                          60,200          1,161,762          1,392,124
    Federal Express Corporation                                               2,000             80,667             89,000
    First Data Corporation                                                   56,300          2,190,820          2,054,950
    Gannett Company Incorporated                                              4,000            277,138            299,500
    Health Care & Retirement Corporation                                      3,900             69,626            111,637
    Interpublic Group of Companies, Incorporated                             10,000            445,100            475,000
    John H. Harland Company                                                   2,000             61,698             66,000
    Learning Company Incorporated                                               900             20,037             12,938
    Meredith Corporation                                                     10,000            467,725            527,500
    Moore Corporation, Limited                                               10,000            176,350            205,000
    National Service Industries, Incorporated                                 9,000            355,534            336,374
    Oxford Health Plans Incorporated                                         16,100            714,197            942,847
    R.R. Donnelley & Sons Company                                             5,700            198,059            178,837
    Ryder System, Incorporated                                                2,600             73,923             73,125
    Service Corporation International                                         9,000            129,714            252,000
    Thermo Instrument Systems, Incorporated                                   2,000             62,520             66,250
                                                                                      -----------------   ----------------

                                                                 Total                       7,665,714          8,314,732
                                                                                      -----------------   ----------------

                                                                      SCHEDULE I
                                                                   PAGE 16 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------
Technology:
    360 Communications Company                                                  700     $       16,404    $        16,275
    ADR Ericsson L.M. Telephone Company                                      55,330          1,180,205          1,670,246
    Applied Materials, Incorporated                                           5,500            175,372            197,654
    Ascend Communications Incorporated                                        7,900            569,875            490,787
    Autodesk Incorporated                                                     1,300             40,880             36,400
    BMC Software Incorporated                                                 2,000             81,603             82,750
    CISCO Systems Incorporated                                              138,600          6,272,571          8,818,424
    Computer Associates International, Incorporated                           6,400            333,373            318,400
    Electronic Data Systems Corporation                                      19,400            904,525            839,050
    Gartner Group Incorporated                                               10,000            345,575            389,370
    General Instrument Corporation                                            6,900            170,085            150,074
    Harris Corporation                                                        1,500             92,373            102,938
    Intel Corporation                                                       136,700         10,163,581         17,899,087
    Lucent Technologies Incorporated                                         40,600          1,922,369          1,877,750
    Microsoft Corporation                                                   102,800          4,900,365          8,493,850
    National Semiconductor Corporation                                        4,800             77,088            117,600
    Netscape Communications Corporation                                      18,700            918,643          1,063,562
    Molex Incorporated                                                        1,700             50,464             60,562
    Northern Telecom Limited                                                 10,000            556,940            618,750
    Oracle Corporation                                                       42,100          1,580,555          1,757,674
    Paging Network Incorporated                                               4,600             92,138             70,150
    Parametric Technology Corporation                                         2,000            103,895            102,750
    Perkin-Elmer Corporation                                                  4,100            217,067            241,387
    Scientific-Atlanta, Incorporated                                            300              4,480              4,500
    Stratus Computer Incorporated                                             8,000            194,080            218,000
    Symbol Technologies, Incorporated                                         2,000             85,570             88,500
    Tektronix, Incorporated                                                   4,000            165,040            205,000
    Texas Instruments Incorporated                                           13,400            803,504            854,250
    Thermo Electron Corporation                                               2,000             79,723             82,500
    Three Com Corporation                                                    21,100          1,113,318          1,548,213
    Universal Corporation                                                     8,000            218,080            257,000
    VLSI Technology, Incorporated                                             7,000            130,004            167,125
    Xerox Corporation                                                        29,700          1,499,735          1,562,992
                                                                                      -----------------   ----------------

                                                                 Total                      35,059,480         50,403,570
                                                                                      -----------------   ----------------

                                                                      SCHEDULE I
                                                                   PAGE 17 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------
Utilities:
    ADR British Telecommunications                                            7,000     $      416,740    $       480,374
    Airtouch Communications Incorporated                                    281,000          7,798,453          7,095,250
    Allegheny Power System, Incorporated                                      3,200             94,992             97,200
    American Electric Power Company, Incorporated                            56,000          2,355,562          2,303,000
    American Water Works Company, Incorporated                                2,000             39,520             41,250
    Ameritech Corporation                                                    33,600          1,881,626          2,037,000
    AT&T Corporation                                                         81,000          3,057,537          3,562,733
    Baltimore Gas and Electric Company                                        3,400             92,750             90,950
    Bell Atlantic Corporation                                                10,800            665,440            699,300
    BellSouth Corporation                                                    86,000          3,434,396          3,483,000
    Carolina Power & Light Company                                            2,000             70,423             73,000
    Cascade Communications Corporation                                       22,500          1,607,313          1,240,312
    Century Telephone Enterprises, Incorporated                               1,000             33,010             30,875
    Cinergy Corporation                                                       4,100            138,668            136,837
    Columbia Gas System, Incorporated                                         2,400            113,844            152,700
    Comcast Corporation                                                      16,700            294,051            297,460
    Consolidated Edison Company of New York, Incorporated                     7,900            226,301            230,087
    Consolidated Natural Gas Company                                          1,400             79,484             77,350
    Dominion Resources Incorporated                                           5,200            190,535            200,200
    DTE Energy Company                                                        3,900            112,365            126,262
    Edison International                                                     64,000          1,097,782          1,272,000
    El Paso Natural Gas Company                                                   1                 22                 25
    GTE Corporation                                                          65,200          2,703,569          2,958,450
    Idaho Power Company                                                       4,000            120,160            124,500
    Illinova Corporation                                                     10,000            265,100            275,000
    MCI Communications Corporation                                           20,300            456,041            663,545
    New England Electric System                                               1,900             64,518             66,263
    Nipsco Industry Incorporated                                              3,000            112,960            118,874
    Northeast Utilities                                                       3,900             38,834             51,187
    Northern States Power Company                                             4,000            184,287            183,500
    Nynex Corporation                                                        11,000            506,869            529,374
    P P & L Res Incorporated                                                  1,500             35,941             34,500
    Pacific Gas & Electric                                                   12,500            299,879            262,500
    Panenergy Corporation                                                    10,500            383,469            472,500
    Pinnacle West Capital Corporation                                         2,600             72,778             82,550
    Portland General Corporation                                              2,500             84,234            105,000
    Potomac Electric Power Company                                            1,200             29,656             30,900
    Puget Sound Power and Light Company                                       3,000             70,185             72,000
    SBC Communications Incorporated                                          10,900            533,851            565,437
    Seagull Energy Corporation                                                4,000             86,980             88,000

                                                                      SCHEDULE I
                                                                   PAGE 18 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN

                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                           NUMBER OF
                                                                           SHARES OR                          QUOTED
                                                                           PRINCIPAL                          MARKET
                                                                            AMOUNT           COST              VALUE
                                                                          ------------  ----------------  ----------------
    Southern Company                                                         18,600     $      423,256     $      420,825
    Sprint Corporation                                                       10,900            446,394            434,638
    Texas Utilities Company                                                  23,000            938,375            937,250
    Tuscon Electric Power Company                                            10,000            195,100            165,000
    U.S. West Incorporated-COM-MEDIA Group                                   22,900            409,454            420,787
    U.S. West Communications Group                                           14,400            434,418            464,400
    Unicom Corporation                                                       54,000          1,466,328          1,464,750
    Union Electric Company                                                    1,000             37,510             38,500
    Viacom                                                                   13,300            524,284            463,838
    Worldcom Incorporated                                                    57,100          1,395,042          1,488,139
                                                                                      -----------------   ----------------

                                                                 Total                      36,120,286         36,709,372
                                                                                      -----------------   ----------------

                                                   Total Common Stocks                     357,529,432        422,697,707
                                                                                      -----------------   ----------------

PREFERRED STOCK
    MLP Lakehead Pipe Line Partners L.P.                                      4,000            121,539            138,000

TEMPORARY INVESTMENTS
    The Northern Trust Company
         Collective Short-Term Investment Fund                            3,575,191          3,575,191          3,575,191

INCOME RECEIVABLE                                                                              904,060            904,060

                                                                                      -----------------   ----------------
TOTAL DIVERSIFIED PORTFOLIO FUND                                                        $  362,130,222     $  427,314,958
                                                                                      =================   ================

PROPORTIONATE INTEREST                                                                  $  301,969,598     $  352,149,275
                                                                                      =================   ================

                                                                      SCHEDULE I
                                                                   PAGE 19 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN


                               FIXED INCOME FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                       INTEREST RATE
                                                          AS OF
                                                        DECEMBER 31,    MATURITY                             CURRENT
                                                           1996           DATE            COST                VALUE
                                                       -------------  ------------- ------------------   -----------------
GUARANTEED INVESTMENT CONTRACTS:
    Aetna Life Insurance Company                             10.00%      1/3/00      $     84,966,893    $     90,651,000
    The Prudential Insurance Company of America              10.25%      7/5/99            55,597,953          59,828,000
    The Prudential Insurance Company of America               9.92%      5/1/98            83,091,023          87,082,000
    The Prudential Insurance Company of America               9.65%     8/31/00            41,250,835          45,953,000
    The Prudential Insurance Company of America               9.80%     8/31/00            61,904,532          69,248,000
    The Travelers Insurance Company                           8.15%      2/1/98             1,793,847           2,270,000
    The Travelers Insurance Company                           9.26%      2/1/98             1,260,529           1,600,000
    Aetna Life and Casualty Company                           7.10%       Open            280,696,038         291,300,000
    Metropolitan Life Insurance Company                       7.33%       Open            272,766,951         284,900,000
    Metropolitan Life Insurance Company                       6.91%       Open            279,597,276         283,800,000
    The Prudential Insurance Company of America               6.84%       Open            276,963,064         279,600,000
                                                                                    ------------------   -----------------
              Total Guaranteed Investment Contracts                                     1,439,888,941       1,496,232,000
                                                                                    ------------------   -----------------

TEMPORARY INVESTMENTS
    The Northern Trust Company
         Collective Short-Term Investment Fund                                              4,765,949           4,765,949

INCOME RECEIVABLE                                                                              16,785              16,785
                                                                                    ------------------   -----------------

TOTAL FIXED INCOME FUND                                                              $  1,444,671,675    $  1,501,014,734
                                                                                    ==================   =================

PROPORTIONATE INTEREST                                                               $  1,208,000,753    $  1,255,348,014
                                                                                    ==================   =================

                                                                      SCHEDULE I
                                                                   PAGE 20 OF 20

                          GENERAL DYNAMICS CORPORATION
                       SAVINGS AND STOCK INVESTMENT PLAN


                           SPECIAL DISTRIBUTION FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1996


                                                                       NUMBER OF
                                                                       SHARES OR                              QUOTED
                                                                       PRINCIPAL                              MARKET
                                                                         AMOUNT           COST                VALUE
                                                                      ------------- ------------------   -----------------
SPECIAL DISTRIBUTION FUND:
    The Northern Trust Company
         Collective Short-Term Investment Fund                          27,930,447    $    27,930,447     $    27,930,447

INCOME RECEIVABLE                                                                             127,149             127,149
                                                                                    ------------------   -----------------

TOTAL SPECIAL DISTRIBUTION FUND                                                       $    28,057,596     $    28,057,596
                                                                                    ==================   =================

PROPORTIONATE INTEREST                                                                $    20,387,809     $    20,387,809
                                                                                    ==================   =================